UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2003

1-6880
(Commission File Number)

U.S. BANCORP
 (Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	41-0255900 (I.R.S. Employer Identification Number)

800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices and zip code)

(612) 973-1111
(Registrant’s telephone number, including area code)

(not applicable)
(Former name or former address, if changed since last report)

SIGNATURES
EX-99.1 Certification of Chief Executive Officer
EX-99.2 Certification of Chief Financial Officer

ITEM 9. Regulation FD Disclosure.

     On February 28, 2003, U.S. Bancorp filed its Annual Report on Form 10-K accompanied by certifications pursuant to 18 U.S.C. section 1350 (section 906 of the Sarbanes-Oxley Act of 2002) by each of the Chief Executive Officer, Jerry A. Grundhofer, and Chief Financial Officer, David M. Moffett, of U.S. Bancorp.

     A copy of each certification is attached hereto as an Exhibit and incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits

(c)  Exhibits.

99.1	Certification of chief executive officer pursuant to 18 U.S.C. section 1350 as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, dated February 28, 2003.
99.2	Certification of chief financial officer pursuant to 18 U.S.C. section 1350 as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, dated February 28, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

		By	/s/ Terrance R. Dolan Terrance R. Dolan Executive Vice President and Controller (Chief Accounting Officer and Duly Authorized Officer)

DATE:	February 28, 2003